Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT SEPTEMBER 30, 2021 (In apartment units) (1)

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	—	11,434	—	11,434
Dallas, TX	9,767	348	—	10,115	—	10,115
Austin, TX	7,117	—	—	7,117	—	7,117
Charlotte, NC	5,867	282	—	6,149	—	6,149
Orlando, FL	5,274	—	—	5,274	566	5,840
Raleigh/Durham, NC	5,350	—	—	5,350	—	5,350
Tampa, FL	5,220	—	—	5,220	—	5,220
Houston, TX	4,867	—	—	4,867	117	4,984
Fort Worth, TX	4,249	168	—	4,417	—	4,417
Nashville, TN	4,375	—	—	4,375	—	4,375
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	3,168	—	—	3,168	—	3,168
Phoenix, AZ	2,623	—	345	2,968	—	2,968
Greenville, SC	2,084	271	—	2,355	—	2,355
Savannah, GA	1,837	382	—	2,219	—	2,219
Richmond, VA	2,004	—	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	7,076	549	—	7,625	143	7,768
Total Multifamily Units	97,003	2,000	345	99,348	826	100,174

(1)
Schedule excludes a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of September 30, 2021			Average Effective	As of September 30, 2021
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended September 30, 2021	Completed Units	Total Units, Including Development
Atlanta, GA	$2,024,182	14.2%	95.7%	$1,553	11,434
Dallas, TX	1,503,635	10.5%	95.4%	1,349	10,115
Charlotte, NC	982,559	6.9%	96.0%	1,315	6,149
Washington, DC	975,931	6.8%	95.4%	1,830	4,080
Tampa, FL	890,690	6.2%	96.8%	1,651	5,220
Austin, TX	866,985	6.1%	95.7%	1,566	7,117
Orlando, FL	838,486	5.9%	96.3%	1,530	5,274
Raleigh/Durham, NC	706,347	4.9%	95.6%	1,253	5,350
Houston, TX	614,416	4.3%	95.6%	1,236	4,867
Nashville, TN	539,129	3.8%	95.7%	1,391	4,375
Fort Worth, TX	429,648	3.0%	96.2%	1,270	4,417
Charleston, SC	408,628	2.9%	96.2%	1,361	3,168
Phoenix, AZ	382,297	2.7%	96.5%	1,437	2,623
Jacksonville, FL	293,380	2.1%	96.9%	1,262	3,496
Richmond, VA	269,411	1.9%	96.1%	1,314	2,004
Savannah, GA	246,981	1.7%	97.6%	1,246	2,219
Greenville, SC	229,186	1.6%	95.7%	1,083	2,355
Denver, CO	211,736	1.5%	94.0%	1,712	812
Kansas City, MO-KS	187,521	1.3%	95.4%	1,343	1,110
San Antonio, TX	164,629	1.2%	96.3%	1,186	1,504
Birmingham, AL	161,710	1.1%	95.8%	1,183	1,462
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	186,559	1.3%	96.6%	1,121	2,754
Florida	177,979	1.2%	96.9%	1,476	1,806
Alabama	163,045	1.1%	96.7%	1,177	1,648
Virginia	154,242	1.1%	97.1%	1,487	1,039
Kentucky	94,406	0.7%	95.7%	988	1,308
Nevada	71,909	0.5%	95.6%	1,327	721
South Carolina	36,449	0.3%	95.1%	1,010	576
Stabilized Communities	$13,812,076	96.7%	96.0%	$1,381	99,003
Orlando, FL	156,619	1.1%	40.8%	1,994	566	633
Phoenix, AZ	110,889	0.8%	76.8%	1,639	345	662
Denver, CO	76,021	0.5%	41.5%	1,849	143	306
Houston, TX	49,711	0.3%	22.1%	1,496	117	308
Austin, TX	29,127	0.2%	—	—	—	350
Atlanta, GA	22,081	0.2%	—	—	—	340
Salt Lake City, UT	21,450	0.2%	—	—	—	400
Lease-up / Development Communities	$465,898	3.3%	45.1%	$1,822	1,171	2,999
Total Multifamily Communities	$14,277,974	100.0%	95.2%	$1,386	100,174	102,002

(1)
Schedule excludes a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of September 30, 2021		Three Months Ended
	Apartment Units	Gross Real Assets	September 30, 2021	September 30, 2020	Percent Change
Operating Revenues
Same Store Communities	97,003	$13,448,466	$433,996	$406,677	6.7%
Non-Same Store Communities	2,000	363,610	9,681	11,293
Lease-up/Development Communities	1,171	465,898	2,946	—
Total Multifamily Portfolio	100,174	$14,277,974	$446,623	$417,970
Commercial Property/Land	—	276,679	5,952	5,229
Total Operating Revenues	100,174	$14,554,653	$452,575	$423,199

Property Operating Expenses
Same Store Communities			$164,603	$162,164	1.5%
Non-Same Store Communities			4,027	4,997
Lease-up/Development Communities			1,654	90
Total Multifamily Portfolio			$170,284	$167,251
Commercial Property/Land			2,554	2,563
Total Property Operating Expenses			$172,838	$169,814

Net Operating Income
Same Store Communities			$269,393	$244,513	10.2%
Non-Same Store Communities			5,654	6,296
Lease-up/Development Communities			1,292	(90)
Total Multifamily Portfolio			$276,339	$250,719
Commercial Property/Land			3,398	2,666
Total Net Operating Income			$279,737	$253,385	10.4%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Nine Months Ended
	September 30, 2021	September 30, 2020	Percent Change	September 30, 2021	September 30, 2020	Percent Change
Personnel	$36,263	$35,240	2.9%	$104,906	$101,795	3.1%
Building Repair and Maintenance	21,677	20,765	4.4%	59,546	56,064	6.2%
Utilities	31,349	31,361	(0.0)%	88,729	86,086	3.1%
Marketing	5,476	6,721	(18.5)%	16,842	17,353	(2.9)%
Office Operations	5,868	6,000	(2.2)%	17,158	16,203	5.9%
Property Taxes	57,692	56,629	1.9%	174,657	169,680	2.9%
Insurance	6,278	5,448	15.2%	17,323	12,007	44.3%
Total Property Operating Expenses	$164,603	$162,164	1.5%	$479,161	$459,188	4.3%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
		Percent of	Three Months Ended		Nine Months Ended
	Apartment Units	Same Store NOI	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Atlanta, GA	11,434	13.0%	95.6%	95.0%	95.4%	94.9%
Dallas, TX	9,767	8.7%	96.2%	95.0%	95.7%	95.2%
Tampa, FL	5,220	6.7%	97.1%	96.1%	97.2%	95.7%
Charlotte, NC	5,867	6.5%	96.5%	96.2%	96.3%	96.1%
Austin, TX	7,117	6.4%	96.1%	95.2%	95.8%	95.4%
Orlando, FL	5,274	6.3%	96.3%	93.7%	95.9%	94.5%
Washington, DC	4,080	5.9%	95.6%	96.3%	96.1%	96.3%
Raleigh/Durham, NC	5,350	5.3%	96.2%	96.1%	96.0%	96.2%
Nashville, TN	4,375	4.6%	96.2%	94.5%	95.5%	95.1%
Houston, TX	4,867	4.1%	96.0%	93.7%	95.0%	94.4%
Fort Worth, TX	4,249	3.9%	96.3%	95.4%	96.2%	95.4%
Jacksonville, FL	3,496	3.4%	97.3%	96.6%	97.5%	96.2%
Phoenix, AZ	2,623	3.2%	97.0%	96.0%	97.0%	96.1%
Charleston, SC	3,168	3.2%	96.7%	95.4%	96.4%	95.5%
Richmond, VA	2,004	2.1%	96.5%	96.9%	96.8%	96.6%
Savannah, GA	1,837	1.8%	97.4%	96.8%	97.3%	95.8%
Greenville, SC	2,084	1.6%	96.5%	95.8%	96.5%	95.4%
Memphis, TN	1,811	1.6%	96.7%	97.2%	97.3%	96.5%
Birmingham, AL	1,462	1.3%	96.6%	97.1%	96.7%	96.5%
Huntsville, AL	1,228	1.2%	96.6%	97.3%	97.0%	97.2%
San Antonio, TX	1,504	1.1%	97.0%	96.7%	96.3%	96.4%
Kansas City, MO-KS	1,110	1.1%	96.1%	96.0%	95.1%	95.6%
Other	7,076	7.0%	96.9%	96.2%	96.7%	95.6%
Total Same Store	97,003	100.0%	96.4%	95.5%	96.2%	95.5%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2021	Q3 2020	% Chg	Q3 2021	Q3 2020	% Chg	Q3 2021	Q3 2020	% Chg	Q3 2021	Q3 2020	% Chg
Atlanta, GA	11,434	$56,688	$53,452	6.1%	$21,799	$20,673	5.4%	$34,889	$32,779	6.4%	$1,553	$1,465	6.0%
Dallas, TX	9,767	42,357	40,294	5.1%	18,985	18,976	0.0%	23,372	21,318	9.6%	1,352	1,298	4.2%
Tampa, FL	5,220	27,887	25,176	10.8%	9,841	9,387	4.8%	18,046	15,789	14.3%	1,651	1,505	9.7%
Charlotte, NC	5,867	25,338	24,100	5.1%	7,878	7,758	1.5%	17,460	16,342	6.8%	1,325	1,257	5.4%
Austin, TX	7,117	31,328	29,554	6.0%	14,207	14,646	(3.0)%	17,121	14,908	14.8%	1,351	1,277	5.8%
Orlando, FL	5,274	25,969	24,161	7.5%	9,136	9,686	(5.7)%	16,833	14,475	16.3%	1,530	1,458	4.9%
Washington, DC	4,080	23,514	23,275	1.0%	7,680	7,496	2.5%	15,834	15,779	0.3%	1,830	1,806	1.3%
Raleigh/Durham, NC	5,350	21,894	21,021	4.2%	7,540	6,902	9.2%	14,354	14,119	1.7%	1,253	1,176	6.6%
Nashville, TN	4,375	19,729	18,430	7.0%	7,280	7,118	2.3%	12,449	11,312	10.1%	1,391	1,316	5.6%
Houston, TX	4,867	19,428	18,735	3.7%	8,356	9,004	(7.2)%	11,072	9,731	13.8%	1,236	1,218	1.4%
Fort Worth, TX	4,249	18,138	17,010	6.6%	7,591	7,627	(0.5)%	10,547	9,383	12.4%	1,265	1,185	6.8%
Jacksonville, FL	3,496	14,161	12,860	10.1%	4,971	4,670	6.4%	9,190	8,190	12.2%	1,262	1,160	8.7%
Phoenix, AZ	2,623	12,222	11,117	9.9%	3,470	3,301	5.1%	8,752	7,816	12.0%	1,437	1,299	10.6%
Charleston, SC	3,168	14,113	12,934	9.1%	5,364	5,326	0.7%	8,749	7,608	15.0%	1,361	1,250	8.8%
Richmond, VA	2,004	8,685	8,187	6.1%	2,955	2,908	1.6%	5,730	5,279	8.5%	1,314	1,236	6.3%
Savannah, GA	1,837	7,876	6,986	12.7%	2,980	2,658	12.1%	4,896	4,328	13.1%	1,284	1,147	11.9%
Greenville, SC	2,084	7,224	6,698	7.9%	2,783	2,782	0.0%	4,441	3,916	13.4%	1,015	948	7.1%
Memphis, TN	1,811	6,901	6,245	10.5%	2,682	2,545	5.4%	4,219	3,700	14.0%	1,171	1,047	11.9%
Birmingham, AL	1,462	5,874	5,466	7.5%	2,264	2,154	5.1%	3,610	3,312	9.0%	1,183	1,083	9.2%
Huntsville, AL	1,228	4,718	4,293	9.9%	1,585	1,493	6.2%	3,133	2,800	11.9%	1,132	1,014	11.7%
San Antonio, TX	1,504	5,775	5,536	4.3%	2,718	2,663	2.1%	3,057	2,873	6.4%	1,186	1,119	6.0%
Kansas City, MO-KS	1,110	4,769	4,600	3.7%	1,811	1,848	(2.0)%	2,958	2,752	7.5%	1,343	1,298	3.5%
Other	7,076	29,408	26,547	10.8%	10,727	10,543	1.7%	18,681	16,004	16.7%	1,273	1,172	8.6%
Total Same Store	97,003	$433,996	$406,677	6.7%	$164,603	$162,164	1.5%	$269,393	$244,513	10.2%	$1,379	$1,298	6.3%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2021	Q2 2021	% Chg	Q3 2021	Q2 2021	% Chg	Q3 2021	Q2 2021	% Chg	Q3 2021	Q2 2021	% Chg
Atlanta, GA	11,434	$56,688	$54,281	4.4%	$21,799	$20,642	5.6%	$34,889	$33,639	3.7%	$1,553	$1,505	3.3%
Dallas, TX	9,767	42,357	40,743	4.0%	18,985	18,432	3.0%	23,372	22,311	4.8%	1,352	1,314	2.9%
Tampa, FL	5,220	27,887	26,600	4.8%	9,841	9,191	7.1%	18,046	17,409	3.7%	1,651	1,583	4.3%
Charlotte, NC	5,867	25,338	24,333	4.1%	7,878	7,887	(0.1)%	17,460	16,446	6.2%	1,325	1,281	3.5%
Austin, TX	7,117	31,328	29,701	5.5%	14,207	14,390	(1.3)%	17,121	15,311	11.8%	1,351	1,305	3.6%
Orlando, FL	5,274	25,969	25,084	3.5%	9,136	9,584	(4.7)%	16,833	15,500	8.6%	1,530	1,484	3.1%
Washington, DC	4,080	23,514	23,260	1.1%	7,680	7,202	6.6%	15,834	16,058	(1.4)%	1,830	1,808	1.2%
Raleigh/Durham, NC	5,350	21,894	21,056	4.0%	7,540	7,279	3.6%	14,354	13,777	4.2%	1,253	1,206	3.9%
Nashville, TN	4,375	19,729	18,931	4.2%	7,280	7,007	3.9%	12,449	11,924	4.4%	1,391	1,345	3.4%
Houston, TX	4,867	19,428	18,984	2.3%	8,356	8,941	(6.5)%	11,072	10,043	10.2%	1,236	1,217	1.6%
Fort Worth, TX	4,249	18,138	17,545	3.4%	7,591	7,520	0.9%	10,547	10,025	5.2%	1,265	1,227	3.1%
Jacksonville, FL	3,496	14,161	13,480	5.1%	4,971	4,743	4.8%	9,190	8,737	5.2%	1,262	1,211	4.2%
Phoenix, AZ	2,623	12,222	11,627	5.1%	3,470	3,222	7.7%	8,752	8,405	4.1%	1,437	1,370	4.9%
Charleston, SC	3,168	14,113	13,469	4.8%	5,364	4,941	8.6%	8,749	8,528	2.6%	1,361	1,308	4.1%
Richmond, VA	2,004	8,685	8,486	2.3%	2,955	2,755	7.3%	5,730	5,731	(0.0)%	1,314	1,288	2.0%
Savannah, GA	1,837	7,876	7,472	5.4%	2,980	2,905	2.6%	4,896	4,567	7.2%	1,284	1,217	5.5%
Greenville, SC	2,084	7,224	7,013	3.0%	2,783	2,784	(0.0)%	4,441	4,229	5.0%	1,015	979	3.6%
Memphis, TN	1,811	6,901	6,688	3.2%	2,682	2,510	6.9%	4,219	4,178	1.0%	1,171	1,116	4.9%
Birmingham, AL	1,462	5,874	5,610	4.7%	2,264	2,229	1.6%	3,610	3,381	6.8%	1,183	1,143	3.5%
Huntsville, AL	1,228	4,718	4,581	3.0%	1,585	1,395	13.6%	3,133	3,186	(1.7)%	1,132	1,089	3.9%
San Antonio, TX	1,504	5,775	5,647	2.3%	2,718	2,663	2.1%	3,057	2,984	2.4%	1,186	1,148	3.3%
Kansas City, MO-KS	1,110	4,769	4,609	3.5%	1,811	1,736	4.3%	2,958	2,873	3.0%	1,343	1,313	2.3%
Other	7,076	29,408	28,122	4.6%	10,727	10,293	4.2%	18,681	17,829	4.8%	1,273	1,222	4.2%
Total Same Store	97,003	$433,996	$417,322	4.0%	$164,603	$160,251	2.7%	$269,393	$257,071	4.8%	$1,379	$1,335	3.4%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS AS OF SEPTEMBER 30, 2021 AND 2020

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2021	Q3 2020	% Chg	Q3 2021	Q3 2020	% Chg	Q3 2021	Q3 2020	% Chg	Q3 2021	Q3 2020	% Chg
Atlanta, GA	11,434	$164,075	$158,457	3.5%	$62,248	$59,787	4.1%	$101,827	$98,670	3.2%	$1,511	$1,464	3.2%
Dallas, TX	9,767	123,020	120,438	2.1%	55,557	53,517	3.8%	67,463	66,921	0.8%	1,319	1,300	1.5%
Tampa, FL	5,220	80,359	74,465	7.9%	28,147	26,600	5.8%	52,212	47,865	9.1%	1,589	1,494	6.4%
Charlotte, NC	5,867	73,441	71,705	2.4%	23,069	22,295	3.5%	50,372	49,410	1.9%	1,287	1,258	2.3%
Austin, TX	7,117	89,984	88,212	2.0%	42,127	40,226	4.7%	47,857	47,986	(0.3)%	1,309	1,273	2.8%
Orlando, FL	5,274	75,651	72,836	3.9%	27,913	27,651	0.9%	47,738	45,185	5.7%	1,489	1,464	1.7%
Washington, DC	4,080	69,751	69,673	0.1%	22,182	21,425	3.5%	47,569	48,248	(1.4)%	1,809	1,805	0.2%
Raleigh/Durham, NC	5,350	63,795	61,879	3.1%	21,589	20,673	4.4%	42,206	41,206	2.4%	1,214	1,165	4.2%
Nashville, TN	4,375	56,962	54,759	4.0%	20,984	19,978	5.0%	35,978	34,781	3.4%	1,349	1,309	3.1%
Houston, TX	4,867	56,935	56,211	1.3%	25,656	25,011	2.6%	31,279	31,200	0.3%	1,219	1,221	(0.1)%
Fort Worth, TX	4,249	52,699	50,269	4.8%	22,418	21,344	5.0%	30,281	28,925	4.7%	1,230	1,178	4.4%
Jacksonville, FL	3,496	40,775	38,013	7.3%	14,288	13,395	6.7%	26,487	24,618	7.6%	1,218	1,152	5.7%
Charleston, SC	3,168	40,639	38,057	6.8%	15,013	14,668	2.4%	25,626	23,389	9.6%	1,313	1,238	6.0%
Phoenix, AZ	2,623	35,111	32,636	7.6%	9,818	9,297	5.6%	25,293	23,339	8.4%	1,378	1,285	7.2%
Richmond, VA	2,004	25,453	24,019	6.0%	8,480	8,050	5.3%	16,973	15,969	6.3%	1,286	1,223	5.2%
Savannah, GA	1,837	22,503	20,564	9.4%	8,600	7,546	14.0%	13,903	13,018	6.8%	1,224	1,143	7.2%
Greenville, SC	2,084	21,083	19,687	7.1%	8,182	7,978	2.6%	12,901	11,709	10.2%	985	939	4.9%
Memphis, TN	1,811	20,031	18,213	10.0%	7,767	7,284	6.6%	12,264	10,929	12.2%	1,121	1,032	8.6%
Birmingham, AL	1,462	17,013	16,028	6.1%	6,657	6,322	5.3%	10,356	9,706	6.7%	1,145	1,075	6.5%
Huntsville, AL	1,228	13,734	12,316	11.5%	4,479	4,184	7.1%	9,255	8,132	13.8%	1,092	987	10.6%
San Antonio, TX	1,504	16,799	16,471	2.0%	7,752	7,467	3.8%	9,047	9,004	0.5%	1,154	1,118	3.2%
Kansas City, MO-KS	1,110	13,879	13,592	2.1%	5,235	5,069	3.3%	8,644	8,523	1.4%	1,316	1,287	2.2%
Other	7,076	84,663	78,269	8.2%	31,000	29,421	5.4%	53,663	48,848	9.9%	1,228	1,161	5.8%
Total Same Store	97,003	$1,258,355	$1,206,769	4.3%	$479,161	$459,188	4.3%	$779,194	$747,581	4.2%	$1,340	$1,294	3.6%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of
		September 30, 2021				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date (1)	Cost	Q3 2021	After
Sand Lake (2)	Orlando, FL	264	257	130	4Q19	2Q21	4Q21	3Q22	$68,000	$62,213	$5,787
MAA Westglenn	Denver, CO	306	143	144	3Q19	2Q21	4Q21	4Q22	84,500	76,021	8,479
MAA Robinson	Orlando, FL	369	309	152	3Q19	2Q21	4Q21	1Q23	99,000	94,406	4,594
MAA Park Point	Houston, TX	308	117	81	4Q19	2Q21	1Q22	1Q23	57,000	49,711	7,289
MAA Windmill Hill	Austin, TX	350	—	—	4Q20	1Q22	3Q22	4Q23	63,000	29,127	33,873
Novel Val Vista (3)	Phoenix, AZ	317	—	—	4Q20	3Q22	1Q23	2Q24	72,500	28,750	43,750
Novel West Midtown (3)	Atlanta, GA	340	—	—	2Q21	4Q22	3Q23	3Q24	89,500	22,081	67,419
Novel Daybreak (3)	Salt Lake City, UT	400	—	—	2Q21	4Q22	3Q23	4Q24	94,000	21,450	72,550
Total Active		2,654	826	507					$627,500	$383,759	$243,741

(1) Communities are considered stabilized after achieving 90% average physical occupancy for 90 days.

(2) MAA owns 95% of the joint venture that owns this property.

(3) MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of September 30, 2021
	Location	Total Units	Percent Occupied	Construction Finished	Expected Stabilization (1)	Total Cost
Novel Midtown (2)	Phoenix, AZ	345	76.8%	2Q21	2Q22	$82,139

(1) Communities are considered stabilized after achieving 90% average physical occupancy for 90 days.

(2) MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

	Nine months ended September 30, 2021
Units Redeveloped	Redevelopment Spend	Spend per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
4,992	$27,596	$5,528	$148	12.4%	13,000 - 17,000

2021 ACQUISITION ACTIVITY THROUGH SEPTEMBER 30, 2021

Multifamily Development Acquisition (1)	Market	Apartment Units	Projected Completion Date	Closing Date
Novel Daybreak	Salt Lake City, UT	400	3Q23	April 2021
Novel West Midtown	Atlanta, GA	340	3Q23	April 2021

(1) MAA owns 80% of the joint ventures that own these properties.

Land Acquisition	Market	Acreage	Closing Date
MAA Westshore	Tampa, FL	19	June 2021

2021 DISPOSITION ACTIVITY THROUGH SEPTEMBER 30, 2021

Multifamily Disposition	Market	Apartment Units	Closing Date
Crosswinds	Jackson, MS	360	June 2021
Pear Orchard	Jackson, MS	389	June 2021
Reflection Pointe	Jackson, MS	296	June 2021
Lakeshore Landing	Jackson, MS	196	June 2021

Supplemental Data S-8

2021 DISPOSITION ACTIVITY THROUGH SEPTEMBER 30, 2021 (CONTINUED)

Land Dispositions	Market	Acreage	Closing Date
Tutwiler Outparcels	Birmingham, AL	9	September 2021
Colonial Promenade	Huntsville, AL	1	September 2021

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES AS OF SEPTEMBER 30, 2021

MAA holds an investment in a real estate joint venture with an institutional investor and accounts for its investment using the equity method of accounting. A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

Dollars in thousands	As of September 30, 2021
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company’s Equity Investment
Post Massachusetts Avenue	$79,973	(1)	$51,795	(2)	$42,842

	Three months ended September 30, 2021		Nine months ended September 30, 2021
Joint Venture Property	Entity NOI	Company’s Equity in Income	Entity NOI	Company’s Equity in Income
Post Massachusetts Avenue	$1,636	$258	$4,985	$915

(1) Represents the net book value plus accumulated depreciation.

(2) The mortgage note has an outstanding principal value of $52.0 million, bears interest at a stated fixed rate of 3.93% and matures in December 2025.

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2021

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,515,887	99.4%	3.4%	9.0
Floating rate debt	25,000	0.6%	0.2%	0.1
Total	$4,540,887	100.0%	3.4%	8.9

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,175,256	91.9%	3.3%	7.4
Secured debt	365,631	8.1%	4.4%	27.0
Total	$4,540,887	100.0%	3.4%	8.9

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q3 2021 NOI	Percent of Total
Unencumbered gross assets	$14,182,664	94.6%	266,151	95.1%
Encumbered gross assets	810,897	5.4%	13,586	4.9%
Total	$14,993,561	100.0%	279,737	100.0%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2021 (CONTINUED)

Dollars in thousands

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2021	$—	—
2022	124,779	3.3%
2023	348,666	4.2%
2024	397,820	4.0%
2025	402,578	4.2%
2026	296,238	1.2%
2027	595,565	3.7%
2028	395,935	4.2%
2029	560,748	3.7%
2030	297,109	3.1%
Thereafter	1,096,449	3.0%
Total	$4,515,887	3.4%

DEBT MATURITIES OF OUTSTANDING BALANCES

	Commercial Paper & Revolving Credit Facility ⁽¹⁾ ⁽²⁾	Public Bonds	Secured	Total
2021	$25,000	$—	$—	$25,000
2022	—	124,779	—	124,779
2023	—	348,666	—	348,666
2024	—	397,820	—	397,820
2025	—	396,805	5,773	402,578
2026	—	296,238	—	296,238
2027	—	595,565	—	595,565
2028	—	395,935	—	395,935
2029	—	560,748	—	560,748
2030	—	297,109	—	297,109
Thereafter	—	736,591	359,858	1,096,449
Total	$25,000	$4,150,256	$365,631	$4,540,887
(1)
The $25.0 million maturing in 2021 reflects the principal outstanding on MAALP’s unsecured commercial paper program as of September 30, 2021. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $500.0 million. For the three months ended September 30, 2021, average daily borrowings outstanding under the commercial paper program were $161.5 million.
(2)
There were no borrowings outstanding under MAALP’s $1.0 billion unsecured revolving credit facility as of September 30, 2021. The unsecured revolving credit facility has a maturity date of May 2023 with two six-month extensions.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	30.3%	Yes
Total secured debt to adjusted total assets	40% or less	2.4%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.8x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	329.9%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	26.0%	Yes
Total secured debt to total capitalized asset value	40% or Less	2.2%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	5.8x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	24.9%	Yes

(1) The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements.

Supplemental Data S-10

2021 GUIDANCE

MAA provides guidance on expected Core FFO per Share and Core AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected Core FFO per Share and Core AFFO per Share is provided below.

Full Year 2021
Earnings:
Earnings per common share - diluted	$4.58 to $4.70
Midpoint	$4.64
Core FFO per Share - diluted	$6.88 to $7.00
Midpoint	$6.94
Core AFFO per Share - diluted	$6.20 to $6.32
Midpoint	$6.26

MAA Same Store Portfolio:
Number of units	97,003
Average physical occupancy	95.90% to 96.10%
Property revenue growth	4.90% to 5.30%
Full year effective blended lease-over-lease pricing	9.50% to 10.50%
Property operating expense growth	4.25% to 4.75%
NOI growth	5.00% to 6.00%
Real estate tax expense growth	3.25% to 4.25%

Corporate Expenses:
General and administrative expenses	$51.0 to $53.0 million
Property management expenses	$55.0 to $57.0 million
Total overhead	$106.0 to $110.0 million

Transaction/Investment Volume:
Multifamily acquisition volume	—
Multifamily disposition volume	$250.0 to $300.0 million
Development investment	$250.0 to $350.0 million

Debt:
Average effective interest rate	3.3% to 3.5%
Capitalized interest	$9.0 to $10.0 million

Diluted FFO Shares Outstanding:
Diluted common shares and units	118.5 to 119.0 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER SHARE FOR 2021 GUIDANCE

	Full Year 2021 Guidance Range
	Low	High
Earnings per common share - diluted	$4.58	$4.70
Real estate depreciation and amortization	4.15	4.15
Gains on sale of depreciable assets	(1.78)	(1.78)
FFO per Share - diluted	6.95	7.07
Non-Core FFO items (1)	(0.07)	(0.07)
Core FFO per Share - diluted	6.88	7.00
Recurring capital expenditures	(0.68)	(0.68)
Core AFFO per Share - diluted	$6.20	$6.32
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, adjustments for gains or losses from unconsolidated limited partnerships, net casualty gain or loss, gain or loss on debt extinguishment, non-routine legal costs and settlements, COVID-19 related costs and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F2	BBB+	Positive
Moody’s Investors Service (2)	P-2	Baa1	Stable
Standard & Poor’s Ratings Services (1)	A-2	BBB+	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Earnings release & conference call	Late January	Late April	Late July	Late October

Dividend Information - Common Shares:	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Declaration date	9/24/2020	12/8/2020	3/23/2021	5/18/2021	9/28/2021
Record date	10/15/2020	1/15/2021	4/15/2021	7/15/2021	10/15/2021
Payment date	10/30/2020	1/29/2021	4/30/2021	7/30/2021	10/29/2021
Distributions per share	$1.0000	$1.0250	$1.0250	$1.0250	$1.0250

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12